Exhibit 99.1

Media Contact:	Bunge News Bureau Bunge 636-292-3022 news@bunge.com

Investor Contact:	Ruth Ann Wisener Bunge 636-292-3014 Ruthann.wisener@bunge.com

Bunge Limited Finance Corp. Announces Results of Early Participation in Exchange Offers and Consent Solicitations

ST. LOUIS – September 23, 2024 – Bunge Global SA (NYSE: BG) (“Bunge”), today announced that its wholly-owned subsidiary, Bunge Limited Finance Corp. (“BLFC”), has received consents from Eligible Holders (as defined herein) representing (i) 96.5% in principal amount of 2.000% Notes due 2026 (the “Existing Viterra 2026 Notes”) and 3.200% Notes due 2031 (the “Existing Viterra 2031 Notes”), voting as one class; and (ii) 97.6% in principal amount of 4.900% Notes due 2027 (the “Existing Viterra 2027 Notes”) and 5.250% Notes due 2032 (the “Existing Viterra 2032 Notes”), voting as one class, each series as issued by Viterra Finance B.V. (“VFBV”) and guaranteed by Viterra Limited (“Viterra”) and Viterra B.V., pursuant to Bunge and BLFC’s previously announced (A) offers to exchange (each an “Exchange Offer” and, collectively the “Exchange Offers”) any and all outstanding Existing Viterra 2026 Notes, Existing Viterra 2027 Notes, Existing Viterra 2031 Notes, and Existing Viterra 2032 Notes (collectively, the “Existing Viterra Notes”), for (1) up to $1.95 billion aggregate principal amount of new notes to be issued by BLFC and guaranteed by Bunge (the “New Bunge Notes”), and (2) cash; and (B) related solicitations of consents by BLFC, on behalf of VFBV (each a “Consent Solicitation” and, collectively, the “Consent Solicitations”) from Eligible Holders of the (1) Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes to amend the VFBV base indenture dated April 21, 2021, governing the Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes (the “Existing Viterra 2026 and 2031 Notes Indenture”); and (2) Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes to amend the VFBV base indenture dated April 21, 2022, governing the Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes (the “Existing Viterra 2027 and 2032 Notes Indenture”, and with the Existing Viterra 2026 and 2031 Notes Indenture, each an “Existing Viterra Indenture” and collectively, the “Existing Viterra Indentures”).

Tenders of Existing Viterra Notes in the Exchange Offers may be withdrawn at any time prior to 5:00 p.m., New York City time, on October 7, 2024, unless extended (the “Expiration Date”); however, consents delivered in the Consent Solicitations with respect to each series of Existing Viterra Notes may no longer be revoked.

The consents received in the Consent Solicitations permit VFBV, Viterra and Viterra B.V. to eliminate certain of the covenants, restrictive provisions, events of default and guarantee provisions from such Existing Viterra Indenture (with respect to the corresponding Existing Viterra Indenture for that series and, together, as the context requires, the “Proposed Amendments”). In accordance with the terms of the Existing Viterra Indentures and the offering memorandum and consent solicitation statement dated September 9, 2024 (the “Statement”), BLFC has received consents sufficient to amend the respective indentures governing the Existing Viterra Notes to unconditionally release and discharge the guarantees by each of Viterra and Viterra B.V. The Proposed Amendments are further described in the Statement. Accordingly, VFBV, Viterra and Viterra B.V. have executed supplemental indentures (the “Existing Viterra Supplemental Indentures”) to each of the Existing Viterra Indentures to effect the Proposed Amendments approved in the Consent Solicitations. The Proposed Amendments effectuated by the Existing Viterra Supplemental Indentures will become operative only upon the settlement date for the Exchange Offers and the Consent Solicitations, which is expected to be within two business days after the Expiration Date.

As of 5:00 p.m., New York City time, on September 20, 2024 (the “Early Tender Date”), the principal amounts of Existing Viterra Notes set forth in the table below had been validly tendered and not validly withdrawn (and consents thereby validly delivered and not validly revoked).

For each $1,000 principal amount of Existing Viterra Notes validly tendered (and not validly withdrawn) at or prior to the Early Tender Date, Eligible Holders of Existing Viterra Notes are eligible to receive $1,000 principal amount of New Bunge Notes of the applicable series, plus a consent payment (the “Consent Payment”) of $1.00 in cash (plus cash in respect of any fractional portion of New Bunge Notes) (the “Total Exchange Consideration”). The Total Exchange Consideration includes the early tender payment, payable in New Bunge Notes, equal to $30.00. For each $1,000 principal amount of Existing Viterra validly tendered after the Early Tender Date but at or prior to the Expiration Date, Eligible Holders of Existing Viterra Notes will be eligible to receive $1,000 principal amount of New Bunge Notes (plus cash in respect of any fractional portion of New Bunge Notes) (the “Exchange Consideration”) but will not receive the Consent Payment.

				Existing Viterra Notes Tendered at Early Tender Date
Title of Series of Existing Viterra Notes	CUSIP Number of Existing Viterra Notes	Title Series of New Bunge Notes	Aggregate Principal Amount Outstanding	Principal Amount	Percentage
2.000% Notes due 2026	144A CUSIP: 92852LAA7 Reg S CUSIP: N9354LAA9	2.000% Notes due 2026	$600,000,000	$566,348,000	94.4%
4.900% Notes due 2027	144A CUSIP: 92852LAC3 Reg S CUSIP: N9354LAE1	4.900% Notes due 2027	$450,000,000	$436,993,000	97.1%
3.200% Notes due 2031	144A CUSIP: 92852LAB5 Reg S CUSIP: N9354LAB7	3.200% Notes due 2031	$600,000,000	$591,131,000	98.5%
5.250% Notes due 2032	144A CUSIP: 92852LAD1 Reg S CUSIP: N9354LAF8	5.250% Notes due 2032	$300,000,000	$295,000,000	98.3%

Eligible Holders who (i) validly tender their Existing Viterra Notes at or prior to the Early Tender Date, (ii) validly deliver their related consent in the applicable Consent Solicitation at or prior to the Early Tender Date, and (iii) beneficially own such Existing Viterra Notes at the Expiration Date, will be eligible to receive the Total Exchange Consideration.

Eligible Holders who (i) validly tender their Existing Viterra Notes after the Early Tender Date and prior to the Expiration Date, (ii) validly deliver their related consents in the applicable Consent Solicitation after the Early Tender Date and prior to the Expiration Date, and (iii) beneficially own such Existing Viterra Notes at the Expiration Date, will be eligible to receive the Exchange Consideration.

The settlement date will be promptly after the Expiration Date and is expected to be within two business days after the Expiration Date. To the extent the consummation of Bunge’s pending acquisition (the “Business Combination”) of Viterra is not anticipated to occur on or before the then-anticipated settlement date, for any reason, BLFC anticipates extending the Expiration Date until such time that the Business Combination may be consummated on or before the settlement date. During any extension of the Expiration Date, all Existing Viterra Notes previously tendered (and not validly withdrawn) in an extended Exchange Offer will remain subject to such Exchange Offer and may be accepted for exchange by BLFC.

BLFC is making the Exchange Offers and Consent Solicitations pursuant to the terms and subject to the conditions set forth in the Statement. The Statement and other documents relating to the Exchange Offers and Consent Solicitations have and will only be distributed to holders of Existing Viterra Notes who complete and return a letter of eligibility certifying that they are (i) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Securities Act”) or (ii) not “U.S. persons” and are outside of the United States within the meaning of Regulation S under the Securities Act and who are “non-U.S. qualified offerees” (as defined in the Statement) and who are not located in Canada are authorized to receive and review the Statement (such persons, “Eligible Holders”). Eligible Holders of Existing Viterra Notes who desire to obtain and complete the letter of eligibility and obtain copies of the Statement should call D.F. King & Co., Inc. (the “Information & Exchange Agent”) at (800) 967-5074 (toll-free) or (212) 269-5550 (collect for banks and brokers).

Among other risks described in the Statement, the Exchange Offers and Consent Solicitations are expected to result in reduced liquidity for the Existing Viterra Notes that are not exchanged and, the Proposed Amendments to the Existing Viterra Indentures will reduce protection to remaining holders of Existing Viterra Notes. Eligible Holders should refer to the Statement for more details on the risks related to the Exchange Offers and Consent Solicitations.

BLFC has engaged BofA Securities, Inc. and J.P. Morgan Securities LLC as Lead Dealer Managers and Solicitation Agents, and SMBC Nikko Securities America, Inc. as Co-Dealer Manager and Solicitation Agent for the Exchange Offers and Consent Solicitations. Please direct questions regarding the Exchange Offers and Consent Solicitations to BofA Securities, Inc. at (888) 292-0070 (toll-free) or (980) 387-3907 (collect for banks and brokers) or J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-3554 (collect for banks and brokers).

The New Bunge Notes have not been registered under the Securities Act or any state or foreign securities laws, and they may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state and foreign securities laws.

About Bunge

At Bunge (NYSE: BG), our purpose is to connect farmers to consumers to deliver essential food, feed and fuel to the world. With more than two centuries of experience, unmatched global scale and deeply rooted relationships, we work to strengthen global food security, increase sustainability where we operate, and help communities prosper. As a world leader in oilseed processing and a leading producer and supplier of specialty plant-based oils and fats, we value our partnerships with farmers to bring quality products from where they’re grown to where they’re consumed. At the same time, we collaborate with our customers to develop tailored and innovative solutions to meet evolving dietary needs and trends in every part of the world. Our Company has its registered office in Geneva, Switzerland and its corporate headquarters in St. Louis, Missouri. We have approximately 23,000 dedicated employees working across approximately 300 facilities located in more than 40 countries.

Cautionary Statement Concerning Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements to encourage companies to provide prospective information to investors. This press release includes forward looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. Forward looking statements include all statements that are not historical in nature. We have tried to identify these forward looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward-looking statements, which include those related to BLFC’s ability to consummate the Exchange Offers and the Consent Solicitations, Bunge’s ability to generate sufficient cash flows to service debt and other obligations and ability to access capital, including debt or equity, and Bunge’s ability to achieve the benefits contemplated by the Exchange Offers and the Consent Solicitations, are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements, which are described in our Securities and Exchange Commission filings, including those set forth in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024 and “Part II — Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, filed with the SEC on August 1, 2024.

The forward looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward looking statements to reflect subsequent events or circumstances.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to purchase, or the solicitation of an offer to sell, or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In the case of the Exchange Offers and Consent Solicitations, the Exchange Offers and Consent Solicitations are being made solely pursuant to the Statement and only to such persons and in such jurisdictions as is permitted under applicable law.